UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2017

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into Material Definitive Agreement.

On July 12, 2017, Halcón Resources Corporation (the “Company”) entered into the Second Amendment (the “Amendment”) to Senior Secured Revolving Credit Agreement by and among the Company, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders signatory thereto. The Amendment, among other things, provided the Company (i) the ability to amend the Indenture governing the Company’s 6.75% senior notes due 2025, dated as of February 16, 2017, by and among the Company, certain restricted subsidiaries party thereto and U.S. Bank National Association, as trustee, in the manner contemplated by the Support Agreement, a copy of which was previously filed as Exhibit 10.1 to the Company’s current report on Form 8-K, filed with the SEC on July 11, 2017, (ii) the ability to redeem its 12% Second Lien Senior Secured Notes due 2022, and (iii) additional flexibility with respect to entering into commodity swap agreements.

Item 8.01    Other Events.

Unaudited pro forma condensed combined financial information of the Company as of March 31, 2017 and for the year ended December 31, 2016 and the quarter ended March 31, 2017 is set forth in Exhibit 99.1 to this Current Report on Form 8-K, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the divestiture of all of the Company’s membership interests in HK TMS, LLC, a prior subsidiary of the Company that held oil and gas properties in the Tuscaloosa Marine Shale in Louisiana and Mississippi (the “HK TMS Divestiture”), (iii) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas, (iv) the issuance of 5,518 shares of the Company’s 8.0% automatically convertible preferred stock in connection with such acquisition, (v) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation, (vi) the anticipated divestiture of all of the Company’s operated assets in the Williston Basin in North Dakota (the “Williston Divestiture”), and (vii) the anticipated repurchase of all of the Company’s 12.0% Senior Secured Second Lien Notes due 2022 and a portion of the Company’s 6.75% Senior Unsecured Notes due 2025 using the net proceeds resulting from the Williston Divestiture (the “Debt Repurchase”).

The unaudited pro forma financial information is provided in addition to the pro forma financial information set forth under Item 9.01 below to assist readers in understanding the aggregate impacts of the Company’s divestitures and acquisition and related funding activities occurring during 2017.

Item 9.01    Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information of the Company as of March 31, 2017 and for the year ended December 31, 2016 and the quarter ended March 31, 2017 is set forth in Exhibit 99.2 to this Current Report on Form 8-K, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.

(d) Exhibits.

Exhibit No.	Description

2.1

Second Amendment to Senior Secured Revolving Credit Agreement, dated July 12, 2017, by and among Halcón Resources Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders signatory thereto.

99.1

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2017 and for the year ended December 31, 2016 and the quarter ended March 31, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas, (iv) the issuance of 5,518 shares of the Company’s 8.0% automatically convertible preferred stock, (v) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation, (vi) the Williston Divestiture, and (vii) the Debt Repurchase.

99.2

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2017 and for the year ended December 31, 2016 and the quarter ended March 31, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

July 14, 2017	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Second Amendment to Senior Secured Revolving Credit Agreement, dated July 12, 2017, by and among Halcón Resources Corporation, as borrower, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders signatory thereto.

99.1

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2017 and for the year ended December 31, 2016 and the quarter ended March 31, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the acquisition of 20,901 net acres and related assets in the Southern Delaware Basin located in Pecos and Reeves Counties, Texas, (iv) the issuance of 5,518 shares of the Company’s 8.0% automatically convertible preferred stock, (v) the disposition of assets in the El Halcón area of East Texas, prospective for the Eagle Ford formation, (vi) the Williston Divestiture, and (vii) the Debt Repurchase.

99.2

Unaudited Pro Forma Condensed Combined Financial Information of the Company as of March 31, 2017 and for the year ended December 31, 2016 and the quarter ended March 31, 2017, which gives effect to (i) fresh-start accounting adjustments resulting from emerging from reorganization under chapter 11, (ii) the HK TMS Divestiture, (iii) the Williston Divestiture, and (iv) the Debt Repurchase.